Certain Transactions	6 Months Ended
Jun. 30, 2024
Certain Transactions [Abstract]
Certain Transactions
Note 3. Certain Transactions
  Covestro acquisition
On April 3, 2023 (the “Covestro transaction date”), the Company completed the acquisition of the additive manufacturing materials business of Covestro AG. Covestro’s additive manufacturing business is expected to give the Company the ability to accelerate innovative developments in 3D printing materials and to thereby further grow adoption of its newest technologies. Also, the Company acquired an IP portfolio comprised of hundreds of patents and pending patents, including all of the SOMOS™ portfolio.
The Covestro transaction is reflected in accordance with ASC Topic 805, “Business Combinations”. The assets acquisition transaction meets the definition of a business and was accounted for as a “Business Combinations” transaction, using the acquisition method of accounting with the Company as the acquirer. The following table summarizes the fair value of the consideration transferred to Covestro AG for the Covestro transaction:

U.S. $ in thousands
Cash payments	$53,815
Issuance of ordinary shares to Covestro stockholders	5,202
Contingent consideration at estimated fair value	659
Other liability	868
Total consideration	$60,544
The fair value of the ordinary shares issued was determined based on the closing market price of the Company's ordinary shares on the Covestro transaction date.
In accordance with ASC Topic 805, the estimated contingent consideration as of the Covestro transaction date was included in the purchase price. The total contingent payments could amount to a maximum aggregate amount of up to €37 million. The payment will be settled through the issuance of ordinary shares. The estimated fair value of the contingent consideration is based on management’s assessment of whether, and at what level, the financial metrics will be achieved, and the present value factors associated with the timing of the payments. This fair value measurement is based on significant unobservable inputs in the market and thus represents a Level 3 measurement within the fair value hierarchy. Changes in the fair value of contingent consideration will be recorded in operating expenses. Refer to Note 9.
The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the Covestro transaction date. The estimated fair values are based on the information that was available as of April 3, 2023. The allocation of the purchase price to assets acquired and liabilities assumed is as follows:

Allocation of Purchase Price
U.S. $ in thousands
Inventory	$10,342
Fixed assets	7,064
Intangible assets	21,929
Other liabilities	(605)
Total identifiable net assets	38,730
Goodwill	21,814
Total consideration	$60,544
The allocation of the PPA to net assets acquired and liabilities assumed resulted in the recognition of intangible assets related to developed technology, customer relationship, and trade name. These intangible assets have a useful life of 7 to 10 years. The fair value estimate of the customer relationship was determined using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This valuation technique estimates the fair value of an asset based on market participants’ expectations of the cash flows the asset would generate over its remaining useful life. The net cash flows were discounted to present value. The fair value estimate of the developed technology and trade name, were estimated using the "Relief from royalty" method. This valuation technique estimates the fair value of the asset based on the hypothetical royalty payment that a licensee would be required to pay in exchange for use of the asset. Goodwill was recorded as the residual amount by which the purchase price exceeded the provisional fair value of the net assets acquired and is expected to be fully deductible for tax purposes. Goodwill consists primarily of expected synergies of combining operations, the acquired workforce, and growth opportunities, none of which qualify as separately identifiable intangible assets.
Pro forma information giving effect to the acquisition has not been provided, as the results would not be material.
During 2023, the Company completed several transactions, including acquisitions of an entity and additional assets, for a total consideration of $22 million.
MakerBot and Ultimaker transaction ("Ultimaker")
On August 31, 2022, Stratasys completed the merger of MakerBot (previously, a wholly-owned subsidiary) with Ultimaker, which together formed a new entity under the name Ultimaker.
The Company accounts for its investment in the combined company Ultimaker according to the equity method in accordance with ASC Topic 323, as it has retained the ability to exercise significant influence but does not control the new entity. The Company recognized an equity method investment in a total amount of $105.6 million comprised of the assumed fair value of the MakerBot shares and additional amount invested in cash by the Company, representing a share of 46.5% in the new entity.
During 2023, Ultimaker encountered difficulties in its business partially as a result of tighter competition and global market conditions. As a result, senior management at Ultimaker was replaced and the new management implemented a restructuring plan and additional steps to reduce cost and improve profitability. The Company considered such events as indicators of potential impairment and accordingly performed an impairment analysis for the investment in Ultimaker. Based on such valuation, the fair value of the investment was estimated below its carrying amount and such reduction in fair value was determined to be other than temporary. Accordingly the Company recorded an impairment charge in an amount of $13.9 million, which was recorded in share in losses of associated companies in the consolidated statements of operations and comprehensive loss. Management’s cash flow projections for the fair value of the investment in Ultimaker include significant judgments and assumptions relating to the cash flow projections, future growth and future profitability. Actual results could differ from those estimates, and such differences could be material and may result in other than temporary reduction in fair value, which could lead to additional impairments in the carrying value of the Ultimaker investment.
On March 22, 2024, Ultimaker's shareholders agreed to provide it with additional funding of $8.0 million in cash, out of which $4.5 million was funded by the Company during the six months ended June 30, 2024.
As of June 30, 2024 and December 31, 2023 the Company's equity investment in Ultimaker amounted to $72.2 million and $67.8 million, respectively, which represents the Company's investment in Ultimaker, net of the Company's share in Ultimaker's net losses for the respective periods in amounts of $0.1 million and $32.4 million, respectively.
Other long-term investments
In addition to the investment in Ultimaker, other investments included under Long-term investments represent investments in non-marketable equity securities and convertible notes of several companies without readily determinable fair value in which the Company does not have a controlling interest or significant influence. During the six months ended June 30, 2024 and during 2023, the Company invested a total of $5.4 million and $11.5 million, respectively, in non-marketable equity securities and convertible notes of several companies.